OTHER OPERATING INCOME, NET (Tables)	12 Months Ended
Dec. 31, 2024
OTHER OPERATING INCOME, NET
Schedule of other operating income, net

	For the Year ended December 31,
	2022	2023	2024
	RMB	RMB	RMB

Project-based payment	—	—	203,319
Government grants	10,825	14,280	71,174
Gain from disposing of subsidiary	—	6,129	—
Gain from transferring patents	—	6,111	—
Others	(8)	—	1,600
Total	10,817	26,520	276,093